UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2015

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

001-35419	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Shareholders ("Annual Meeting") of Kaman Corporation (the "Company") was held on April 15, 2015.  Of the 27,146,556 shares of Company common stock outstanding and entitled to vote at the Annual Meeting, 25,582,676 shares, or approximately 94.24%, were represented in person or by proxy, constituting a quorum.  Set forth below are the final results of the voting for each of the proposals voted upon at the Annual Meeting.

1.  Proposal No. 1 - Election of Directors

The Board of Directors has previously authorized ten Directors, divided into three classes.  At the Annual Meeting, three individuals were elected as Class 1 Directors, by the vote set forth below, each to serve for a term of three years and until his or her successor has been elected and qualified.

Nom inee	For	Vote Withheld	Broker Non-Vote

E. Reeves Callaway III	23,641,103	116,753	1,824,820
Karen M. Garrison	23,636,942	120,900	1,824,820
A. William Higgins	23,650,816	107,026	1,824,820

The Class 2 and 3 Directors whose terms continue after the meeting are Brian E. Barents, Neal J. Keating, Eileen S. Kraus, Scott E. Kuechle, George E. Minnich, Thomas W. Rabaut and Richard J. Swift.

2.	Proposal No. 2 – Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
22,269,723	1,334,308	153,825	1,824,820

3.	Ratification of Appointment of PricewaterhouseCoopers LLP

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accounting firm for the year ending December 31, 2015, was approved by the following vote:

For	Against	Abstain	Broker Non-vote
25,425,421	65,891	91,364	0

8.01  Other Events.

At the annual reorganizational meeting of the Board of Directors (the "Board") held on April 15, 2015 in conjunction with the Annual Meeting, the Board appointed Karen M. Garrison to serve as the Board's new Lead Independent Director and Chair of its Corporate Governance Committee, succeeding Eileen S. Kraus who had held these positions since 2004.  The Board also approved a number of additional Chair and Committee appointments, so that, effective immediately, the current Board Committee assignments are as follows:

Corporate Governance Committee:

Lead Director, Chair (K.M. Garrison)
A.W. Higgins, S.E. Kuechle, R.J. Swift

Audit Committee:

S.E. Kuechle, Chair
E.S. Kraus, G.E. Minnich, T.W. Rabaut

Personnel & Compensation Committee:

R.J. Swift, Chair
B.E. Barents, E. R. Callaway, G.E. Minnich

Finance Committee:

A.W. Higgins, Chair
B.E. Barents, E.R. Callaway, K.M. Garrison, E.S. Kraus, T.W. Rabaut

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and General Counsel

Date: April 16, 2015